EATON VANCE STOCK NEXTSHARES

Supplement to Statement of Additional Information (“SAI”) dated February 25, 2016 as revised February 29, 2016

EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

EATON VANCE TABS 5-TO-15 YEAR LADDERED MUNICIPAL BOND NEXTSHARES

Supplement to SAIs dated March 28, 2016

The following changes are effective July 1, 2016:

1.

William H. Park replaces Ralph F. Verni as Chairperson of the Board.

2.

The following replaces the first sentence of the paragraph describing the Audit Committee under “Fund Management.” in “Management and Organization”:

Messrs. Verni (Chairperson), Eston, Gorman and Park are members of the Audit Committee.

3.

The following replaces the first sentence of the paragraph describing the Contract Review Committee under “Fund Management.” in “Management and Organization”:

Messrs. Eston (Chairperson), Gorman and Park and Mmes. Frost, Mosley, Peters, Sutherland and Taggart are members of the Contract Review Committee.

4.

The following replaces the first sentence of the paragraph describing the Compliance Reports and Regulatory Matters Committee under “Fund Management.” in “Management and Organization”:

Messrs. Gorman (Chairperson), Eston and Verni and Ms. Sutherland are members of the Compliance Reports and Regulatory Matters Committee.

June 16, 2016